EXHIBIT 23.3


                     CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of CoreComm Holdco, Inc.:

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 10, 2000, except for
Note 18, for which the date is March 12, 2000, relating to the financial statements of Voyager.net, Inc. which appears in CoreComm Holdco, Inc.'s registration statement on Form S-1 (Registration No. 333-82402).

July 1, 2002                             /s/ PricewaterhouseCoopers LLP